EXHIBIT  99-3

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549

May 6, 2002

Dear Sir/Madam:

We have read paragraphs 1 through 5 of Item 4 included in the Form 8-K dated May 2, 2002 of Bertucci’s Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

cc:	Mr. Kurt J. Schnaubelt Senior Vice President — Finance and Administration
Bertucci’s Corporation